Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Schedule of Business Acquisitions, by Acquisition
The following table summarizes the fair value of assets acquired and liabilities assumed as reflected in the purchase price allocations for the Dyrup and Colpisa acquisitions and the preliminary purchase price allocation for the Spraylat acquisition recorded as of December 31, 2012.

(Millions)
Cash	$6
Current assets	165
Property, plant, and equipment	89
Goodwill	30
Intangible Assets	60
Other non-current assets	20
Total assets	$370
Short-term debt	(110)
Current liabilities	(72)
Long-term debt	(10)
Other long-term liabilities	(19)
Net assets	$159
Total purchase price including cash in escrow and contingent payments	$159